FOR IMMEDIATE RELEASE
Ciena Reports Fiscal Second Quarter 2012 Financial Results

Increases revenue 14% year-over-year
Achieves 3% as-adjusted operating profit
Increases cash position by $35 million

LINTHICUM, Md. - May 31, 2012 - Ciena® Corporation (NASDAQ: CIEN), the network specialist, today announced unaudited financial results for its fiscal second quarter ended April 30, 2012.

For the fiscal second quarter 2012, Ciena reported revenue of $477.6 million.

On the basis of generally accepted accounting principles (GAAP), Ciena's net loss for the fiscal second quarter 2012 was $(27.8) million, or $(0.28) per common share, which compares to a GAAP net loss of $(62.7) million, or $(0.66) per common share, for the fiscal second quarter 2011.

Ciena's adjusted (non-GAAP) net income for the fiscal second quarter 2012 was $3.7 million, or $0.04 per common share, which compares to an adjusted (non-GAAP) net loss of $(22.4) million, or $(0.24) per common share, for the fiscal second quarter 2011.
“Our second quarter was highlighted by strong revenue growth and positive overall operating performance, which demonstrated our ability to deliver operating leverage,” said Gary Smith, president and CEO of Ciena. “We remain confident that we are well positioned for future growth and continue to expect our second half operating results to be stronger than the first half.”
Fiscal Second Quarter 2012 Performance Summary
The tables below (in millions, except percentage data) provide comparisons of certain quarterly results to prior periods, including sequential quarterly and year-over-year changes. A reconciliation between the GAAP and adjusted (non-GAAP) measures contained in this release is included in Appendix A.

	GAAP Results
	Q2	Q1	Q2	Period Change
	FY 2012	FY 2012	FY 2011	Q-T-Q*	Y-T-Y*
Revenue	$477.6	$416.7	$417.9	14.6%	14.3%
Gross margin	38.3%	40.3%	39.7%	(2.0)%	(1.4)%
Operating expense	$194.4	$198.9	$221.5	(2.3)%	(12.2)%
Operating margin	(2.4)%	(7.5)%	(13.3)%	5.1%	10.9%

	Non-GAAP Results
	Q2	Q1	Q2	Period Change
	FY 2012	FY 2012	FY 2011	Q-T-Q*	Y-T-Y*
Revenue	$477.6	$416.7	$417.9	14.6%	14.3%
Adj. gross margin	39.6%	41.9%	41.3%	(2.3)%	(1.7)%
Adj. operating expense	$172.9	$175.4	$186.0	(1.4)%	(7.0)%
Adj. operating margin	3.4%	(0.2)%	(3.2)%	3.6%	6.6%

	Revenue by Segment
	Q2 FY 2012		Q1 FY 2012		Q2 FY 2011
	Revenue	%	Revenue	%	Revenue	%
Packet-Optical Transport	$318.0	66.6	$266.3	63.9	$272.6	65.2
Packet-Optical Switching	31.0	6.5	43.4	10.4	31.3	7.5
Carrier-Ethernet Solutions	30.6	6.4	21.9	5.3	30.9	7.4
Software and Services	98.0	20.5	85.1	20.4	83.1	19.9
Total	$477.6	100.0	$416.7	100.0	$417.9	100.0

* Denotes % change, or in the case of margin, absolute change

Additional Performance Metrics for Fiscal Second Quarter 2012

•	Non-U.S. customers contributed 47% of total revenue

•	Two 10%-plus customers represented a total of 27% of revenue

•	Cash and investments totaled $635.7 million

•	Cash flow from operations totaled $60.5 million

•	Free cash flow totaled $52.2 million

•	Average days' sales outstanding (DSOs) were 75

•	Accounts receivable balance was $397.3 million

•	Inventories totaled $242.7 million, including:

◦	Raw materials: $40.0 million

◦	Work in process: $12.5 million

◦	Finished goods: $163.4 million

◦	Deferred cost of sales: $64.5 million

◦	Reserve for excess and obsolescence: $(37.7) million

•	Product inventory turns were 3.9

•	Headcount totaled 4,387

Business Outlook for Fiscal Third Quarter 2012
Statements relating to business outlook are forward-looking in nature and actual results may differ materially. These statements should be read in the context of the Notes to Investors below.

Ciena expects fiscal third quarter 2012 financial performance to include:

•	Revenue in the range of $455 to $485 million

•	Adjusted (non-GAAP) gross margin of approximately 40 percent

•	Adjusted (non-GAAP) operating expense in the low to mid $180s million range

Live Web Broadcast of Unaudited Fiscal Second Quarter 2012 Results
Ciena will host a discussion of its unaudited fiscal second quarter 2012 results with investors and financial analysts today, Thursday, May 31, 2012 at 8:30 a.m. (Eastern). The live broadcast of the discussion will be available via Ciena's homepage at http://www.ciena.com/. An archived version of the discussion will be available shortly following the conclusion of the live broadcast on the Investor Relations page of Ciena's website at: www.ciena.com/investors.

Notes to Investors

Forward-looking statements. This press release contains certain forward-looking statements that involve risks and uncertainties. These statements are based on current expectations, forecasts, assumptions and other information available to the Company as of the date hereof. Forward-looking statements include statements regarding Ciena's expectations, beliefs, intentions or strategies regarding the future and can be identified by forward-looking words such as "anticipate," "believe," "could," "estimate," "expect," "intend," "may," "should," "will," and "would" or similar words. Forward-looking statements in this release include: "Our second quarter was highlighted by strong revenue growth and positive overall operating performance, which demonstrated our ability to deliver operating leverage”; “We remain confident that we are well positioned for future growth and continue to expect our second half operating results to be stronger than the first half”; "Ciena expects fiscal third quarter 2012 financial performance to include revenue in the range of $455 to $485 million, adjusted (non-GAAP) gross margin percentage of approximately 40 percent, adjusted (non-GAAP) operating expense in the low to mid $180s million range."

Ciena's actual results, performance or events may differ materially from these forward-looking statements made or implied due a number of risks and uncertainties relating to Ciena's business, including: the effect of broader economic and market conditions on our customers and their business; changes in network spending or network strategy by large communication service providers; seasonality and the timing and size of customer orders, including our ability to recognize revenue relating to such sales; the level of competitive pressure we encounter; the product, customer and geographic mix of sales within the period; supply chain disruptions and the level of success relating to efforts to optimize Ciena's operations; changes in foreign currency exchange rates affecting revenue and operating expense; and the other risk factors disclosed in Ciena's Annual Report on Form 10-Q filed with the Securities and Exchange Commission on March 8, 2012. Ciena assumes no obligation to update any forward-looking information included in this press release.

Non-GAAP Presentation of Quarterly Results. This release includes non-GAAP measures of Ciena's gross profit, operating expense, income (loss) from operations, net income (loss) and net income (loss) per share. In evaluating the operating performance of Ciena's business, management excludes certain charges and credits that are required by GAAP. These items share one or more of the following characteristics: they are unusual and Ciena does not expect them to recur in the ordinary course of its business; they do not involve the expenditure of cash; they are unrelated to the ongoing operation of the business in the ordinary course; or their magnitude and timing is largely outside of Ciena's control. Management believes that the non-GAAP measures below provide management and investors useful information and meaningful insight to the operating performance of the business. The presentation of these non-GAAP financial measures should be considered in addition to Ciena's GAAP results and these measures are not intended to be a substitute for the financial information prepared and presented in accordance with GAAP. Ciena's non-GAAP measures and the related adjustments may differ from non-GAAP measures used by other companies and should only be used to evaluate Ciena's results of operations in conjunction with our corresponding GAAP results. To the extent not previously disclosed in a prior Ciena financial results press release, Appendix A to this press release sets forth a complete GAAP to non-GAAP reconciliation of the non-GAAP measures contained in this release.

CIENA CORPORATION
CONDENSED UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)

	Quarter Ended April 30,		Six Months Ended April 30,
	2011	2012	2011	2012
Revenue:
Products	$336,026	$384,726	$688,453	$718,399
Services	81,868	92,891	162,749	175,903
Total revenue	417,894	477,617	851,202	894,302
Cost of goods sold:
Products	202,665	234,372	417,066	432,124
Services	49,396	60,304	99,797	111,481
Total cost of goods sold	252,061	294,676	516,863	543,605
Gross profit	165,833	182,941	334,339	350,697
Operating expenses:
Research and development	99,624	90,399	195,414	180,063
Selling and marketing	61,768	62,517	118,860	126,928
General and administrative	32,480	27,080	70,794	56,480
Acquisition and integration costs	10,741	(410)	34,926	(146)
Amortization of intangible assets	13,674	12,967	42,458	26,438
Restructuring costs	3,164	1,851	4,686	3,573
Change in fair value of contingent consideration	—	—	(3,289)	—
Total operating expenses	221,451	194,404	463,849	393,336
Loss from operations	(55,618)	(11,463)	(129,510)	(42,639)
Interest and other income (loss), net	4,229	(4,387)	10,494	(9,274)
Interest expense	(9,406)	(9,646)	(18,956)	(19,216)
Loss before income taxes	(60,795)	(25,496)	(137,972)	(71,129)
Provision for income taxes	1,891	2,284	3,770	4,304
Net loss	$(62,686)	$(27,780)	$(141,742)	$(75,433)
Basic net loss per common share	$(0.66)	$(0.28)	$(1.49)	$(0.77)
Diluted net loss per potential common share	$(0.66)	$(0.28)	$(1.49)	$(0.77)
Weighted average basic common shares outstanding	95,360	98,981	94,928	98,525
Weighted average dilutive potential common shares outstanding	95,360	98,981	94,928	98,525

CIENA CORPORATION
CONDENSED UNAUDITED CONSOLIDATED BALANCE SHEETS
(in thousands, except share data)

	October 31, 2011	April 30, 2012
ASSETS
Current assets:
Cash and cash equivalents	$541,896	$585,547
Short-term investments	—	50,166
Accounts receivable, net	417,509	397,291
Inventories	230,076	242,724
Prepaid expenses and other	143,357	133,874
Total current assets	1,332,838	1,409,602
Long-term investments	50,264	—
Equipment, furniture and fixtures, net	122,558	115,773
Other intangible assets, net	331,635	293,769
Other long-term assets	114,123	109,496
Total assets	$1,951,418	$1,928,640
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$157,116	$174,176
Accrued liabilities	197,004	203,956
Deferred revenue	99,373	107,100
Total current liabilities	453,493	485,232
Long-term deferred revenue	24,425	22,734
Other long-term obligations	17,263	19,550
Convertible notes payable	1,442,364	1,442,193
Total liabilities	1,937,545	1,969,709
Commitments and contingencies
Stockholders’ equity:
Preferred stock – par value $0.01; 20,000,000 shares authorized; zero shares issued and outstanding	—	—
Common stock – par value $0.01; 290,000,000 shares authorized; 97,440,436 and 99,151,981 shares issued and outstanding	974	992
Additional paid-in capital	5,753,236	5,775,764
Accumulated other comprehensive income (loss)	31	(2,024)
Accumulated deficit	(5,740,368)	(5,815,801)
Total stockholders’ equity (deficit)	13,873	(41,069)
Total liabilities and stockholders’ equity (deficit)	$1,951,418	$1,928,640

CONDENSED UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Six Months Ended April 30,
	2011	2012
Cash flows from operating activities:
Net loss	$(141,742)	$(75,433)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Amortization of discount on marketable securities	(12)	(26)
Change in fair value of embedded redemption feature	(9,160)	4,730
Depreciation of equipment, furniture and fixtures, and amortization of leasehold improvements	29,367	29,079
Share-based compensation costs	18,886	16,830
Amortization of intangible assets	56,637	37,865
Deferred tax provision (benefit)	120	(46)
Provision for inventory excess and obsolescence	6,413	13,982
Provision for warranty	5,646	16,615
Other	3,354	3,335
Changes in assets and liabilities, net of effect of acquisition:
Accounts receivable	(48,351)	19,107
Inventories	(30,490)	(26,630)
Prepaid expenses and other	963	19,597
Accounts payable, accruals and other obligations	(26,078)	8,315
Deferred revenue	18,999	6,036
Net cash provided by (used in) operating activities	(115,448)	73,356
Cash flows used in investing activities:
Payments for equipment, furniture, fixtures and intellectual property	(29,420)	(16,150)
Restricted cash	(11,853)	(17,202)
Purchase of available for sale securities	(49,894)	—
Proceeds from sale of cost method investment	—	524
Receipt of contingent consideration related to business acquisition	16,394	—
Net cash used in investing activities	(74,773)	(32,828)
Cash flows from financing activities:
Repayment of capital lease obligations	—	(699)
Proceeds from issuance of common stock	7,525	5,715
Net cash provided by financing activities	7,525	5,016
Effect of exchange rate changes on cash and cash equivalents	849	(1,893)
Net increase (decrease) in cash and cash equivalents	(182,696)	45,544
Cash and cash equivalents at beginning of period	688,687	541,896
Cash and cash equivalents at end of period	$506,840	$585,547
Supplemental disclosure of cash flow information
Cash paid during the period for interest	$16,411	$16,520
Cash paid during the period for income taxes, net	$(231)	$5,811
Non-cash investing and financing activities
Purchase of equipment in accounts payable	$3,242	$4,004
Fixed assets acquired under capital leases	$1,401	$4,427

APPENDIX A - Reconciliation of Adjusted (Non- GAAP) Quarterly Measurements

	Quarter Ended
	Apr. 30,
	2011	2012
Gross Profit Reconciliation (GAAP/non-GAAP)
GAAP gross profit	$165,833	$182,941
Share-based compensation-products	505	460
Share-based compensation-services	502	367
Amortization of intangible assets	5,827	5,484
Total adjustments related to gross profit	6,834	6,311
Adjusted (non-GAAP) gross profit	$172,667	$189,252
Adjusted (non-GAAP) gross profit percentage	41.3%	39.6%

Operating Expense Reconciliation (GAAP/non-GAAP)
GAAP operating expense	$221,451	$194,404
Share-based compensation-research and development	2,597	2,092
Share-based compensation-sales and marketing	3,143	2,820
Share-based compensation-general and administrative	2,140	2,141
Acquisition and integration costs	10,741	(410)
Amortization of intangible assets	13,674	12,967
Restructuring costs	3,164	1,851
Total adjustments related to operating expense	35,459	21,461
Adjusted (non-GAAP) operating expense	$185,992	$172,943

Income (Loss) from Operations Reconciliation (GAAP/non-GAAP)
GAAP loss from operations	$(55,618)	$(11,463)
Total adjustments related to gross profit	6,834	6,311
Total adjustments related to operating expense	35,459	21,461
Adjusted (non-GAAP) income (loss) from operations	$(13,325)	16,309
Adjusted (non-GAAP) operating margin percentage	(3.2)%	3.4%

Net Income (Loss) Reconciliation (GAAP/non-GAAP)
GAAP net loss	$(62,686)	$(27,780)
Total adjustments related to gross profit	6,834	6,311
Total adjustments related to operating expense	35,459	21,461
Change in fair value of embedded redemption feature	(2,030)	3,750
Adjusted (non-GAAP) net income (loss)	$(22,423)	$3,742

Weighted average basic common shares outstanding	95,360	98,981
Weighted average dilutive potential common shares outstanding	95,360	100,715

Net Income (Loss) per Common Share
GAAP diluted net loss per common share	$(0.66)	$(0.28)
Adjusted (non-GAAP) diluted net income (loss) per common share	$(0.24)	$0.04

The adjusted (non-GAAP) measures above and their reconciliation to Ciena's GAAP results for the periods presented reflect adjustments relating to the following items:

•	Share-based compensation expense - a non-cash expense incurred in accordance with share-based compensation accounting guidance.

•
Amortization of intangible assets - a non-cash expense arising from the acquisition of intangible assets, principally developed technologies and customer-related intangibles acquired from the MEN Business, that Ciena is required to amortize over its expected useful life.

•
Acquisition and integration costs - reflects transaction expense, and consulting and third party service fees associated with the acquisition of the Nortel MEN Business and the integration of this business into Ciena's operations.

•
Restructuring costs - costs incurred as a result of restructuring activities (or in the case of recoveries, previous restructuring activities) taken to align resources with perceived market opportunities.

•
Change in fair value of embedded redemption feature - a non-cash unrealized gain or loss reflective of a mark to market fair value adjustment of an embedded derivative related to the redemption feature of Ciena's outstanding 4.0% senior convertible notes.